Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 24th day of July, 2007.

/s/ Robert H. Cambell
Robert H. Campbell

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ H. Edward Hanway
H. Edward Hanway

Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 24th day of July, 2007.

/s/ Isaiah Harris, Jr.
Isaiah Harris, Jr.

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ Jane E. Henney, M.D.
Jane E. Henney, M.D.

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ Peter N. Larson
Peter N. Larson

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of July, 2007.

/s/ Roman Martinez IV
Roman Martinez IV

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ James E. Rogers
James E. Rogers

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ Harold A. Wagner
Harold A. Wagner

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ Carol Cox Wait
Carol Cox Wait

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 19th day of July, 2007.

/s/ Eric C. Wiseman
Eric C. Wiseman

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 21st day of July, 2007.

/s/ Donna F. Zarcone
Donna F. Zarcone

Exhibit 24.1
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation (“CIGNA”), hereby makes, designates, constitutes and appoints CAROL ANN PETREN, NICOLE S. JONES, DANTHU T. PHAN and LINDSAY K. BLACKWOOD, and each of them (with full power to act without the other), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned.

(A)           in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, of:

(i)	CIGNA’s Annual Report on Form 10-K and all amendments thereto (collectively, “CIGNA’s Form 10-K”);

(ii)
any and all registration statements pertaining to employee benefit or director compensation plans of CIGNA or its subsidiaries, and all amendments thereto, including, without limitation, amendments to CIGNA’s registration statements on Form S-8 (Registration Numbers 33-44371, 33-51791, 33-60053, 333-22391, 333-31903, 333-64207, 333-90785, 333-107839 and 333-129395);

(iii)
all amendments to, or any new registration statement to replace, CIGNA’s registration statements on Form S-3 (Registration Number 333-41011) relating to $500 million of debt securities, Preferred Stock and Common Stock;

(iv)
to execute and deliver all such amendments, qualifications and notifications, and Forms 3, 4, 5, and 144, to execute and deliver any and all such other documents (including, but not limited to Seller’s Representation Letters), and to take further action as they, or any of them, deem appropriate; and

(B)           in connection with the preparation, delivery and filing of any and all registrations, amendments, qualifications or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of CIGNA, of whatever class or series, offered, sold, issued, distributed, placed or resold by CIGNA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, and CIGNA’s Form 10-K, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate.  The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations.  The undersigned hereby ratifies, confirms, and adopts, as her own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted.  This Power of Attorney expires by its terms and shall be of no further force and effect on March 31, 2008.

IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of July, 2007.

/s/ William D. Zollars
William D. Zollars